AMERICAN AADVANTAGE MILEAGE FUNDS
               SUPPLEMENT TO THE PROSPECTUS DATED MARCH 1, 2001

At meetings of the shareholders of the Funds and the interest holders of the AMR Trust on October 17, 2001, an amendment to the Management Agreement between each Trust and AMR Investments to allow AMR Investments to serve as an investment adviser to the Balanced Fund and to receive an additional fee for such service was approved. Accordingly, the following changes are hereby made to the prospectus.

As of October 17, 2001, the fourth paragraph of the section titled "The Manager" on page 28 is changed to read as follows:

     The Manager receives a fee of 0.10% of the net assets of the Balanced Fund (as noted above) plus a fee of 0.15% of the Fund's net fixed income assets under its management.


As of October 17, 2001, the last paragraph of the section titled "The Manager" on page 28 is changed to read as follows:

     Michael W. Fields oversees the team responsible for the portfolio management of the Short-Term Bond Fund and a portion of the fixed income assets of the Balanced Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President-Fixed Income Investments.


As of October 17, 2001, the following is added as the fifth sentence of the first paragraph of the section titled "The Investment Advisers" on page 29:

     The assets of the Balanced Fund are allocated by the Manager among the Manager and three other investment advisers.